Exhibit 99.1

Rural Cellular Corporation
Reports Second Quarter 2001
Operating Results

For Immediate Release

August 6, 2001—Alexandria, MN—Rural Cellular Corporation (“RCC”) (Nasdaq/NMS: RCCC) today reports second quarter ended June 30, 2001 consolidated financial results (including held for sale Saco River ILEC Operations):

•	Total revenues increased 16% to a second quarter record $115.5 million, which includes $2.5 million in revenue from assets held for sale, as compared to $99.8 million in the second quarter of 2000.
•	EBITDA increased 31% to a second quarter record of $52.6 million, which includes $1.3 million in EBITDA from assets held for sale, as compared to $40.2 million in the second quarter of 2000.
•	RCC had net cellular customer additions of 20,757 (not including wholesale).

Richard P. Ekstrand, president and chief executive officer, commented: “As shown in our numbers, the success related to consistent customer growth has again resulted in record EBITDA and revenue. Our second quarter results reflect our continued focus on operations and the building momentum which positions RCC to achieve its original 2001 guidance.”

In January 2001, RCC completed the acquisition of Saco River Telegraph and Telephone Company (“Saco River”).  Because of RCC’s intent to sell the Saco River Incumbent Local Exchange (“ILEC”), the financial results from the ILEC have been excluded from fiscal 2001 operations except where noted.  Saco River’s cellular and microwave operations are included in fiscal 2001 operating results.

Rural Cellular Corporation, based in Alexandria, Minnesota, provides wireless communication services to Midwest, Northeast, South and Northwest markets located in 14 states.

On August 7 at 8:00 AM CT, a teleconference will be held to discuss the second quarter operating results and expectations regarding RCC’s 2001.  This teleconference will be broadcast live and archived for replay on the WEB at WWW.RCCWIRELESS.COM.   To access the audio stream, click on the Investor Relations section.

Statements about RCC's anticipated performance are forward looking and therefore involve certain risks and uncertainties, including but not limited to: competitive considerations, success of customer enrollment initiatives, the ability to increase wireless usage and reduce customer acquisition costs, the successful integration of newly acquired operations with RCC’s existing operations, the ability to service debt incurred in connection with expansion, and other factors discussed from time to time in RCC's filings with the Securities and Exchange Commission.

Contact: Wesley Schultz, Executive V.P. Finance and CFO (320) 762-2000
Chris Boraas, Director of Investor Relations (320) 808-2451
World Wide Web address: http://www.rccwireless.com

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RURAL CELLULAR CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,

	2001	2000	2001	2000

REVENUES:

Service	$80,151	$66,608	$150,187	$100,202

Roamer	28,350	27,138	51,565	37,448

Equipment	4,545	6,011	9,678	8,736

Total revenues	113,046	99,757	211,430	146,386

OPERATING EXPENSES:

Network costs	26,255	23,643	49,261	33,531

Cost of equipment sales	5,924	10,713	12,352	16,647

Selling, general and administrative	29,644	25,216	55,863	40,502

Depreciation and amortization	27,689	25,795	54,587	36,995

Total operating expenses	89,512	85,367	172,063	127,675

OPERATING INCOME	23,534	14,390	39,367	18,711

OTHER INCOME (EXPENSE):

Interest expense, net	(31,919)	(27,825)	(63,199)	(31,257)

Other	5	-	5	(22)

Other expense, net	(31,914)	(27,825)	(63,194)	(31,279)

LOSS BEFORE CUMULATIVE EFFECT ADJUSTMENT AND EXTRAORDINARY ITEM	(8,380)	(13,435)	(23,827)	(12,568)

CUMULATIVE EFFECT ADJUSTMENT	-	-	137	-

NET LOSS BEFORE EXTRAORDINARY ITEM	(8,380)	(13,435)	(23,690)	(12,568)

EXTRAORDINARY ITEM	-	(925)	-	(925)

NET LOSS	(8,380)	(14,360)	(23,690)	(13,493)

PREFERRED STOCK DIVIDEND	(13,250)	(12,058)	(26,197)	(18,945)

NET LOSS APPLICABLE TO COMMON SHARES	$(21,630)	$(26,418)	$(49,887)	$(32,438)

NET LOSS PER BASIC COMMON AND DILUTED SHARE	$(1.82)	$(2.24)	$(4.21)	$(2.89)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, BASIC AND DILUTED	11,858	11,777	11,849	11,210

RURAL CELLULAR CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	June 30, 2001	December 31, 2000

CURRENT ASSETS:

Cash	$10,983	$2,205

Accounts receivable, less allowance of $4,826 and $2,385	53,459	43,324

Inventories	5,393	6,753

Assets held for sale	35,478	-

Other current assets	2,968	2,618

Total current assets	108,281	54,900

PROPERTY AND EQUIPMENT, less accumulated depreciation of $114,052 and $93,446	243,986	234,490

LICENSES AND OTHER ASSETS:
Licenses and other intangible assets, less accumulated amortization of $97,302 and $66,574	1,545,960	1,442,806
Deferred debt issuance costs, less accumulated amortization of $6,608 and $5,163	24,307	22,331
Restricted funds in escrow	-	10,000

Other assets	12,487	7,269

Total licenses and other assets	1,582,754	1,482,406

	$1,935,021	$1,771,796

	June 30, 2001	December 31, 2000

CURRENT LIABILITIES:

Accounts payable	$26,190	$41,545

Advance billings and customer deposits	9,346	7,563

Accrued interest	10,388	15,724

Dividends payable	16,765	11,911

Other accrued expenses	7,553	8,561

Total current liabilities	70,242	85,304

LONG TERM LIABILITIES	1,378,940	1,157,472

Total liabilities	1,449,182	1,242,776

PREFERRED SECURITIES	470,372	449,065

SHAREHOLDERS’ EQUITY:

Class A common stock; $.01 par value; 200,000 shares authorized, 11,140 and 11,034 issued	111	110
Class B common stock; $.01 par value; 10,000 shares authorized, 727 and 782 issued	7	8
Additional paid-in capital	191,669	190,751
Accumulated deficit	(160,801)	(110,914)
Accumulated other comprehensive loss	(15,519)	-

Total shareholders’ equity	15,467	79,955

	$1,935,021	$1,771,796

Other Operating Data:	Three months ended June 30,		Six months ended June 30,
	2001	2000	2001	2000

Penetration: (1) (2)	10.4%	9.1%	10.4%	9.1%

Retention: (3)	98.2%	98.3%	98.1%	98.2%

Average monthly revenue per customer: (4)	$60.32	$61.93	$56.92	$59.17

Acquisition cost per customer: (5)	$270	$338	$258	$369

Capital expenditures	$10,980	$9,682	$18,235	$12,202

Customers at period end:
Voice:
Postpaid cellular			574,772	476,697
Prepaid cellular			26,384	16,325
Wireless Alliance			13,895	16,525
Wholesale			23,384	-

			638,435	509,547
Paging			9,908	12,570

Total customers			648,343	522,117

POPs (1)
RCC Cellular			5,161,000	4,862,000
Wireless Alliance			732,000	732,000

Total POPs			5,893,000	5,594,000

1.	Updated to reflect 2000 U.S. Census Bureau data.

2.	Represents the ratio of wireless voice customers, excluding wholesale customers, at the end of the period to POPs.

3.	Determined for each period by dividing total postpaid wireless voice customers discontinuing service during such period by the average postpaid wireless voice customers for such period (customers at the beginning of the period plus customers at the end of the period, divided by two), dividing that result by the number of months in the period, and subtracting such result from one.

4.	Determined for each period by dividing the sum of access, airtime, roaming, long distance, features, connection, disconnection, and other revenues for such period by the monthly average postpaid wireless voice customers for such period (customers at the beginning of the period plus customers at the end of the period, divided by two), and dividing that result by the number of months in such period.

5.	Determined for each period by dividing selling and marketing expenses, net costs of equipment sales, and depreciation of rental telephone equipment by the gross postpaid wireless voice customers added during such period.

The following unaudited financial summary presents the consolidated results of operations for RCC together with the “Held for Sale” ILEC operations of Saco River Telegraph and Telephone.

	Three months ended June 30, 2001			Six months ended June 30, 2001

(In thousands)	As Reported	ILEC (Assets held for sale)	Combined	As Reported	ILEC (Assets held for sale)	Combined

REVENUES:

Service	$80,151	$2,495	$82,646	$150,187	$5,181	$155,368

Roamer	28,350	-	28,350	51,565	-	51,565

Equipment	4,545	-	4,545	9,678	-	9,678

Total revenues	113,046	2,495	115,541	211,430	5,181	216,611

OPERATING EXPENSES:

Network costs	26,255	782	27,037	49,261	1,548	50,809

Cost of equipment sales	5,924	-	5,924	12,352	-	12,352

Selling, general and administrative	29,644	377	30,021	55,863	669	56,532

Depreciation and amortization	27,689	716	28,405	54,587	1,437	56,024

Total operating expenses	89,512	1,875	91,387	172,063	3,654	175,717

OPERATING INCOME	$23,534	$620	$24,154	$39,367	$1,527	$40,894

EBITDA (1)	$51,223	$1,336	$52,559	$93,954	$2,964	$96,918

(1)	EBITDA is the sum of earnings before interest, taxes, depreciation and amortization and is utilized as a performance measure within the cellular industry. EBITDA is not intended to be a performance measure that should be regarded as an alternative for other performance measures and should not be considered in isolation. EBITDA is not a measurement of financial performance under generally accepted accounting principles and does not reflect all expenses of doing business (e.g., interest expense, depreciation). Accordingly, EBITDA should not be considered as having greater significance than or as an alternative to net income or operating income as an indicator of operating performance or to cash flows as a measure of liquidity.